Exhibit 99.1
Kevin Fairbairn President and CEO AeA Classic Financial Conference November 9, 2004

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Leader in Process Equipment for Hard Disk Media Manufacturing Major Growth Opportunity Hard Disk Drive Market Growing New Media Technology Requires Re-Tooling of Installed Base Technology and Expertise Applicable to New Growing Markets Our Businesses Leader in Advanced Low Light Video Imaging Technology Major Growth Opportunity Video Based Military Night Vision Cost Effective Long Distance Target Identification Systems Medical, Scientific and Industrial Applications Equipment Products Low Light Imaging Equipment Expertise Low Cost Sensors Synergy

Equipment Products Business

Games iPODs DVR/DVD Cell Phones Equipment Products Business Driver: Growing End Market for Hard Disk Drives PDAs Annual Hard Disk Drive Shipments (Million Units) Source: TrendFocus 2004, HGST 2004 Growth Drivers Digital Consumer Products Mass Market Adoption

Equipment Products Business Drivers: Media Technology Change Requires Installed Base Re-Tooling Year < 2002 2005 >2008 Capacity (GB) Process Steps < 40 160 240 > 480 £ 12 12 - 20+ Longitudinal Perpendicular 200 Lean MDP 250B Media Technology Manufacturing Systems

Equipment Products Business: 200 Lean Media Manufacturing System Flexibility For Future Media Modular design - simple to add additional process stations Easy to reconfigure Perpendicular capable Economic Solution 800 disks per hour Small footprint Simple to replace legacy systems Minimal reconfiguration of media plant Intevac(r) 200 Lean Production Proven at Major Customer

Competitor A Sputtering Tools Installed base 12 5 Market Share Intevac Equipment Products Business Market Leader Production & New Media Capable Intevac Competitor A Competitor B Competitor C Competitor D East 115 34 8 4 30 Total Systems Perpendicular Capable (>12 Stations) Intevac Customers Competitor A Competitor B Competitor C Competitor D Competitor A Source: Company Estimates (Fuji Electric)

Equipment Products Business: Opportunity Sizing (Tops Down) Pre 2004 Longitudinal Post 2007 Perpendicular Industry Capacity (Million Disk Drives / Year) Typical System Output (Disks / Hour) System ASP Industry Capital Investment Expenditure Timing Start of Spending 250 550 $3.5M 400 800 $4.5M $800M > $1000M 1995 2004 Company Estimates Assume No Change in Disks/Drive Ratio ASP Includes Initial System Price Plus Upgrades

Equipment Products Business Strategy Win the Market Leaders Won First Major Customer (Development & Production Systems) Reduce System Cost to Achieve Target Gross Margins Significant progress made Short Term Long Term >50% Market Share Expand Consumables, Spares and Service Offerings Leverage Intevac Technology Into New Markets High growth applications Ability to be market leader with good gross margins

Low Light Imaging Business

Low Light Imaging Business Drivers Major Initiative to Re-Establish U.S. Superiority in Night Vision

Low Light Imaging Business
Unique Sensor Technology

INTEVAC

Light Spectrum Addressed			
0.4µm	Visible	0.9µm	Near Infra Red 1.7µm

Patented Sensor



Superior Performance

- Visible
- Near Infra Red

} Selectable by Photocathode Choice

- Resolution
- Frame Rate
- Low Power

} Selectable by Silicon Sensor Choice

How Sensor Works


Photocathode
Silicon Imaging Sensor
Incoming Light
③
②
①
④
Cross Section

1. Light Converted to Electrons by Photocathode
2. Electrons Accelerated by High Voltage
3. Electrons Collected on Mega Pixel Silicon Sensor
   - CCD, or
   - Low cost, low power CMOS
4. Digital Output

Proprietary

Innovation At the Speed of Light ™

11/09/04_AeA_Slide 13

Low Light Imaging Business LIVAR(r) Cost Effective Long Range Target Identification Operates in Near Infra Red Eye Safe Regime Covert Long Range (Miles) Applications: Manportable, Airborne, Marine and Ground Vehicle Today Mainly Contract R&D Revenue Production Deployment 2006 and Beyond Potential 15,000 Platforms Opportunity LIVAR(r) How It Works Detect (Forward Looking Infra Red) Identify with LIVAR Laser Pulse Illuminate

Low Light Imaging Business Head Mounted Night Vision: Competitive Position Intevac Solution Competing Sensor Advantages of Intevac Sensor NightVista(r) Only Commercially Available Camera Using CMOS Low Light Sensor Chosen for First Large Deployment of Head Mounted Night Vision Large Opportunity; 2003 Legacy Market Size $347M Production Ramp 2006 Simpler Higher Sensitivity Lower Cost Smaller Night AND Day

Low Light Imaging Business
Product Roll Out

INTEVAC

Markets / Products	2004	2005	2006	2007	2008
Visible Spectrum					
Head Mounted Night Vision	Contract R&D			Production Deployment	
NightVista® (Surveillance)					
Life Science Camera					
Near Infra Red Spectrum					
LIVAR®: Long Distance Imaging	Contract R&D			Production Deployment	
LIVAR 400 Camera					
Physical Science Camera					

= Product Release Commercial Markets

Proprietary
Innovation At the Speed of Light ™
11/09/04_AeA_Slide 16

Low Light Imaging Business Strategy Develop State of the Art Sensors, Cameras and Systems to Address the Exacting Performance and Cost Requirements of U.S. Military and Allies Leverage Developed Capabilities Into Large Commercial Markets Utilize Equipment Expertise to Enable Low Cost Sensors for Price Sensitive Volume Markets Partner With Large System Integrators to Win Major Programs Partner With Established Value Added Resellers to Address Diverse Commercial Markets

Target Business Model Enter New Markets Revenue Gross Profit RD&E MG&A Operating Expenses Operating Profit 100% 100% 100% 34 45 50 12 15 10 9 10 20 21 25 30 13% 20% 20% Equipment Products Low Light Imaging 2005 Long Term Long Term Today: Hard Disk Drive Market Future: High Value Imaging Products Today: Contract R&D Revenue Future:

Balance Sheet Highlights Capitalized for Business Growth As of September 25, 2004

Investment Rationale Two Businesses With Significant Growth Opportunities Sound Balance Sheet and Leveraged Business Model Management and Technology Team With Proven Track Records Developing and Managing Billion Dollar Businesses Developing Advanced Equipment Solutions Creating Cutting Edge Imaging Technology Proprietary Technology Market Leading Positions Rapidly Growing Market Opportunities

Kevin Fairbairn President and CEO AeA Classic Financial Conference November 9, 2004